UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 14, 2007

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

19700 Fairchild Road, Suite 230, Irvine, California   92612
(Address of principal executive offices)

(949) 271-6700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David W. Berry has been appointed the Chief Financial Officer of DynTek, Inc. (the “Company”), to be effective as of June 25, 2007.  The Company previously announced that its current Chief Financial Officer, Mark E. Ashdown, would serve in that capacity until September 30, 2007.  However, Mr. Ashdown’s resignation will now be effective as of June 25, 2007.  Mr. Ashdown will continue to serve as a consultant to the Company through September 30, 2007.

Prior to joining the Company, Mr. Berry served from 2001 to 2007 as President of Irvin Aerospace Inc., which is a business unit of Airborne Systems Group Ltd., the leading parachute company in the world.  From 1999 to 2001, Mr. Berry served as Director of Planning and Budgeting of J.F. Shea Co., Inc., a $2 billion family of real estate development companies.  From 1996 to 1999, Mr. Berry served as Controller and Director of Finance of Tolo Incorporated, the aerospace manufacturing division of the BF Goodrich Company.  From 1988 to 1996, Mr. Berry served as Director of Business Planning and Analysis of AST Research, Inc., a $2.5 billion manufacturer of personal computer products, which was acquired by Samsung in 1995.  Mr. Berry holds a B.S. in Business Administration with an emphasis in accounting from the California State Polytechnic University, and is a Certified Public Accountant in the State of California.  Mr. Berry is currently 50 years of age.

Mr. Berry’s employment with the Company is at-will.  His initial salary will be $180,000 per year.  He will also be entitled to receive a cash bonus of up to $60,000 for the first year of employment based upon the achievement of certain quarterly and annual performance criteria to be established by the Chief Executive Officer and the Board.  Mr. Berry will also be entitled to receive options to purchase shares of the Company’s common stock pursuant to the Company’s Stock Incentive Plan.

Item 7.01.               Regulation FD Disclosure.

On June 25, 2007, the Company issued a press release announcing Mr. Berry’s appointment as its Chief Financial Officer.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.               Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

99.1	Press release issued by DynTek, Inc. on June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: June 25, 2007	By:	/s/ Casper Zublin, Jr.
Casper Zublin, Jr. Chief Executive Officer

EXHIBITS

Exhibit Number	Description
99.1	Press release issued by DynTek, Inc. on June 25, 2007.